SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2000
                                       FOR
                PERSPECTIVE ADVANTAGE FIXED AND VARIABLE ANNUITY

                       JACKSON NATIONAL SEPARATE ACCOUNT V


The JNL/Janus Global Equities Series (the 'Series') will be closed to new contract holders as of September 1, 2000. The Series will still be available to existing contract holders, even if the contract holder does not have a current allocation in the Series. The Series will also be available to both new and existing contract holders as an underlying series of the JNL/S&P Conservative Growth Series, the JNL/S&P Moderate Growth Series and the JNL/S&P Aggressive Growth Series.


This Supplement is dated September 1, 2000.


(To be used with VC3723 Rev. 05/00)